                                  EXHIBIT 10.14

                                  $125,000,000

                                  FURON COMPANY

                    8 1/8% Senior Subordinated Notes due 2008

                               PURCHASE AGREEMENT

                                                              February 26, 1998

LEHMAN BROTHERS INC.,
BEAR, STEARNS & CO. INC.
BNY CAPITAL MARKETS, INC.
c/o Lehman Brothers, Inc.
Three World Financial Center
New York, New York 10285
Dear Sirs:

                 Furon Company, a California corporation (the "Company"), proposes to issue and sell to you (the "Initial Purchasers") $125.0 million in aggregate principal amount at maturity of its 8 1/8% Senior Subordinated Notes due 2008 (the "Initial Notes") to be issued pursuant to the terms of an Indenture (the "Indenture") between the Company and The Bank of New York, as trustee (the "Trustee"), relating to the Initial Notes. The Initial Purchasers propose to purchase the respective aggregate principal amount of Initial Notes set forth opposite their name on Schedule 1 hereto. Capitalized terms used but not defined herein shall have the meanings given to such terms in the Indenture.

                 The Initial Notes will be offered and sold to you pursuant to exemptions from the registration requirements under the Securities Act of 1933, as amended (the "Securities Act"). The Company has prepared a preliminary offering memorandum, dated February 12, 1998 (the "Preliminary Offering Memorandum"), and a final offering memorandum (the "Offering Memorandum"), dated February 26, 1998, relating to the Company and the Initial Notes. As described in the Offering Memorandum, the Company will use the net proceeds from the offering of the Initial Notes to repay a portion of existing indebtedness under the Company's Credit Facility.

                 Upon original issuance thereof, and until such time as the same is no longer required under the applicable requirements of the Securities Act, the Initial Notes (and all securities issued in exchange therefor or in substitution thereof) shall bear the following legend:

         "THE SECURITY (OR ITS PREDECESSOR) EVIDENCED HEREBY WAS ORIGINALLY ISSUED IN A TRANSACTION EXEMPT FROM REGISTRATION UNDER SECTION 5 OF THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), AND THE SECURITY EVIDENCED HEREBY MAY NOT BE OFFERED, SOLD OR OTHERWISE TRANSFERRED IN THE ABSENCE OF SUCH REGISTRATION OR AN APPLICABLE EXEMPTION THEREFROM. EACH PURCHASER OF THE SECURITY EVIDENCED HEREBY IS HEREBY NOTIFIED THAT THE SELLER MAY BE RELYING ON THE EXEMPTION FROM THE PROVISION OF SECTION 5 OF THE SECURITIES ACT PROVIDED BY RULE 144A THEREUNDER. THE HOLDER OF THE SECURITY EVIDENCED HEREBY AGREES FOR THE BENEFIT OF THE COMPANY THAT (A) SUCH SECURITY MAY BE RESOLD, PLEDGED OR OTHERWISE TRANSFERRED, ONLY (1) (a) TO A PERSON WHO THE SELLER REASONABLY BELIEVES IS A QUALIFIED INSTITUTIONAL BUYER (AS DEFINED IN RULE 144A UNDER THE SECURITIES ACT) IN A TRANSACTION MEETING THE REQUIREMENTS OF RULE 144A, (b) IN A TRANSACTION MEETING THE REQUIREMENTS OF RULE 144 UNDER THE SECURITIES ACT, (c) OUTSIDE THE UNITED STATES TO A FOREIGN PERSON IN A TRANSACTION MEETING THE REQUIREMENTS OF RULE 903 OR 904 UNDER THE SECURITIES ACT OR (d) IN ACCORDANCE WITH ANOTHER EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT (AND BASED UPON AN OPINION OF COUNSEL IF THE COMPANY SO REQUESTS), (2) TO THE COMPANY OR
         (3) PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT AND, IN EACH CASE, IN ACCORDANCE WITH ANY APPLICABLE SECURITIES LAWS OF ANY STATE OF THE UNITED STATES OR ANY OTHER APPLICABLE JURISDICTION AND (B) THE HOLDER WILL, AND EACH SUBSEQUENT HOLDER IS REQUIRED TO, NOTIFY ANY PURCHASER FROM IT OF THE SECURITY EVIDENCED HEREBY OF THE RESALE RESTRICTIONS SET FORTH IN (A) ABOVE."

                 You have represented and warranted to the Company that you will make offers (the "Exempt Resales") of the Initial Notes purchased by you hereunder on the terms set forth in the Offering Memorandum, as amended or supplemented, solely to (i) persons whom you reasonably believe to be "qualified institutional buyers," as defined in Rule 144A under the Securities Act ("QIBs"), and (ii) to persons other than U.S. Persons in offshore transactions meeting the requirements of Rule 903 or 904 of Regulation S (such persons specified in clauses (i) and (ii) being referred to herein as the "Eligible Purchasers"). As used herein, the terms "offshore transaction" and "U.S. person" have the respective meanings given to them in Regulation S. You will offer the Initial Notes to Eligible Purchasers initially at a price equal to 100% of the principal amount thereof. Such price may be changed at any time without notice.

                 Holders (including subsequent transferees) of the Initial Notes will have the registration rights set forth in the registration rights agreement (the "Registration Rights Agreement"), to be dated March 4, 1998 (the "Closing Date"), in the form of Exhibit A hereto, for so long as such Initial Notes constitutes "Transfer Restricted Securities" (as defined in the Registration Rights Agreement). Pursuant to the Registration Rights Agreement, the Company will agree to file with the Securities and Exchange Commission (the "Commission") under the circumstances set forth therein, (i) a registration statement under the Securities Act (the "Exchange Offer Registration Statement") relating to the Company's 8 1/8% New Notes due 2008 (the "New Notes" and, together with the Initial Notes, the "Notes") to be offered in exchange for the Initial Notes (such offer to exchange being referred to collectively as the "Exchange Offer") and (ii) a shelf registration statement pursuant to Rule 415 under the Securities Act (the "Shelf Registration Statement", and together with the Exchange Offer Registration Statement, the "Registration Statements") relating to the resale of the Initial Notes by certain holders of such Notes, and to use its best efforts to cause such Registration Statements to be declared effective. This Agreement, the Indenture and the Registration Rights Agreement are hereinafter referred to collectively as the "Operative Documents."

                 1. Representations, Warranties and Agreements of the Company. The Company represents, warrants and agrees as follows:

                 (a) The Preliminary Offering Memorandum and Offering Memorandum have been prepared by the Company for use by the Initial Purchasers in connection with the Exempt Resales. No order or decree preventing the use of the Preliminary Offering Memorandum or the Offering Memorandum, or any order asserting that the transactions contemplated by this Agreement are subject to the registration requirements of the Securities Act, has been issued and no proceeding for that purpose has commenced or is pending or, to the knowledge of the Company, is contemplated.

                 (b) The Preliminary Offering Memorandum and the Offering Memorandum as of their respective dates did not, and the Offering Memorandum as of the Closing Date will not, contain an untrue statement of a material fact or omit to state a material fact necessary, in order to make the statements contained therein, in light of the circumstances under which they were made, not misleading, except that this representation and warranty does not apply to statements in or omissions from the Preliminary Offering Memorandum and Offering Memorandum relating to the Initial Purchasers and made in reliance upon and in conformity with information furnished to the Company in writing by or on behalf of the Initial Purchasers expressly for use therein.

                 (c) The market-related data included in the Preliminary Offering Memorandum and the Offering Memorandum are based upon estimates by the Company derived from sources which the Company believes to be reasonable; however, no assurance is given that such market-related data are accurate in all material respects.

                 (d) The Company is a corporation duly incorporated and validly existing and in good standing under the laws of California with all requisite corporate power and authority to own, lease and operate its properties and to conduct its business as described in the Preliminary Offering Memorandum and the Offering Memorandum, and is duly registered and qualified to conduct its business and is in good standing in each jurisdiction or place where the nature of its properties or the conduct of its business requires such registration or qualification, except where the failure so to register or qualify or to be in good standing would not have a material adverse effect on the condition (financial or other), business, properties or results of operations of the Company and its Subsidiaries, taken as a whole (a "Material Adverse Effect").

                 (e) Medex, Inc. ("Medex") is a corporation duly incorporated and validly existing and in good standing under the laws of Ohio with all requisite corporate power and authority to own, lease and operate its properties and to conduct its business as described in the Preliminary Offering Memorandum and the Offering Memorandum, and is duly registered and qualified to conduct its business and is in good standing in each jurisdiction or place where the nature of its properties or the conduct of its business requires such registration or qualification, except where the failure so to register or qualify or to be in good standing would not have a Material Adverse Effect.

                 (f) The Company has all requisite corporate power and corporate authority to execute, deliver and perform its obligations under this Agreement, the Indenture, the Notes and the Registration Rights Agreement.

                 (g) This Agreement has been duly authorized, executed and delivered by the Company and, assuming due authorization, execution and delivery by the Initial Purchasers, constitutes the legally valid and binding agreement of the Company, enforceable against the Company in accordance with its terms (subject to applicable bankruptcy, insolvency, reorganization, moratorium, fraudulent transfer and other similar laws relating to or affecting creditors' rights generally from time to time in effect and to general principles of equity, including, without limitation, concepts of materiality, reasonableness, good faith and fair dealing and the possible unavailability of specific performance or injunctive relief, regardless of whether in a proceeding in equity or at law) and except as rights to indemnity and contribution hereunder may be limited by federal or state securities laws or principles of public policy.

                 (h) The Registration Rights Agreement has been duly authorized by the Company and, upon its execution and delivery by the Company and, assuming due authorization, execution and delivery by the Initial Purchasers, will constitute the legally valid and binding agreement of the Company, enforceable against the Company in accordance with its terms (subject to applicable bankruptcy, insolvency, reorganization, moratorium, fraudulent transfer and other similar laws relating to or affecting creditors' rights generally from time to time in effect and to general principles of equity, including, without limitation, concepts of materiality, reasonableness, good faith and fair dealing and the possible unavailability of specific performance or injunctive relief, regardless of whether in a proceeding in equity or at law) and except as rights to indemnity and contribution thereunder may be limited by federal or state securities laws or principles of public policy.

                 (i) The Indenture has been duly authorized by the Company, and upon its execution and delivery by the Company and, assuming due authorization, execution and delivery by the Trustee, will constitute the legally valid and binding agreement of the Company, enforceable against the Company in accordance with its terms (subject to applicable bankruptcy, insolvency, reorganization, moratorium, fraudulent transfer and other similar laws relating to or affecting creditors' rights generally from time to time in effect and to general principles of equity, including, without limitation, concepts of materiality, reasonableness, good faith and fair dealing and the possible unavailability of specific performance or injunctive relief, regardless of whether in a proceeding in equity or at law); no qualification of the Indenture under the Trust Indenture Act of 1939 ("TIA") is required in connection with the offer and sale of the Initial Notes contemplated hereby or in connection with the Exempt Resales other than in connection with the performance of the Company's obligations under the Registration Rights Agreement.

                 (j) The Initial Notes have been duly authorized by the Company and when duly executed by the Company in accordance with the terms of the Indenture and, assuming due authentication of the Initial Notes by the Trustee, upon delivery to the Initial Purchasers against payment therefor in accordance with the terms hereof, will have been validly issued and delivered, and will constitute legally valid and binding obligations of the Company entitled to the benefits of the Indenture, enforceable against the Company in accordance with their terms (subject to applicable bankruptcy, insolvency, reorganization, moratorium, fraudulent transfer and other similar laws relating to or affecting creditors' rights generally from time to time in effect and to general principles of equity, including, without limitation, concepts of materiality, reasonableness, good faith and fair dealing and the possible unavailability of specific performance or injunctive relief, regardless of whether in a proceeding in equity or at law).

                 (k) On or before the Closing Date the New Notes will have been duly authorized by the Company and if and when duly issued and authenticated in accordance with the terms of the Indenture and delivered in accordance with the Exchange Offer provided for in the Registration Rights Agreement, will constitute legally valid and binding obligations of the Company entitled to the benefits of the Indenture, enforceable against the Company in accordance with their terms (subject to applicable bankruptcy, insolvency, reorganization, moratorium, fraudulent transfer and other similar laws relating to or affecting creditors' rights generally from time to time in effect and to general principles of equity, including, without limitation, concepts of materiality, reasonableness, good faith and fair dealing and the possible unavailability of specific performance or injunctive relief, regardless of whether in a proceeding in equity or at law).

                 (l) The First Amended and Restated Credit Agreement, dated as of March 27, 1997, as amended on February 3, 1998, by and among Furon Company, the various lenders thereto, the Bank of New York, as swing line lender and administration agent, and BNY Capital Markets, Inc., as arranging agent providing for up to $200 million of revolving credit borrowings (the "Credit Agreement"), and any and all other agreements and instruments ancillary to or entered into in connection with the transaction contemplated by the Credit Agreement (the "Credit Documents"), were duly and validly authorized, executed and delivered by the Company and, assuming due authorization, execution and delivery by the other parties thereto, constitute the valid and binding agreements of the Company, enforceable against the Company in accordance with their respective terms (subject to applicable bankruptcy, insolvency, reorganization, moratorium, fraudulent transfer and other similar laws affecting creditors' rights generally from time to time in effect and to general principles of equity, including, without limitation, concepts of materiality, reasonableness, good faith and fair dealing, regardless of whether in a proceeding in equity or at law). As of the date hereof, the Company will have at least $175.0 million of borrowings available to it under the Credit Agreement (giving effect to the covenants and conditions contained in the Credit Agreement) after the Closing of the sale of the

Initial Notes hereunder, the receipt by the Company of the proceeds therefrom and the application of such proceeds as described under the caption "Use of Proceeds" in the Offering Memorandum.

                 (m) All the shares of capital stock of the Company outstanding prior to the issuance of the Initial Notes have been duly authorized and validly issued and are fully paid and nonassessable.

                 (n) Neither the Company nor any of its Subsidiaries owns capital stock or other equity interests of any corporation or entity except that of wholly owned Subsidiaries other than as disclosed in the Offering Memorandum or the Company's Exchange Act reports. Each of the Subsidiaries (other than Medex, as to which Section 1(e) applies) is a corporation duly incorporated and validly existing and in good standing under the laws of its jurisdiction of its incorporation, with all requisite corporate power and authority to own, lease and operate its properties and to conduct its business as described in the Offering Memorandum, and is duly registered and qualified to conduct its business and is in good standing in each jurisdiction or place where the nature of its properties or the conduct of its business requires such registration or qualification, except where the failure to so register or qualify or be in good standing would not have a Material Adverse Effect. All the outstanding shares of capital stock of each of the Company's Subsidiaries have been duly authorized and validly issued, are fully paid and nonassessable, and are wholly owned by the Company directly, or indirectly through one of its other Subsidiaries, free and clear of any lien, adverse claim, security interest, equity or other encumbrance, except as specifically described in the Offering Memorandum.

                 (o) There are no legal or governmental proceedings pending or, to the knowledge of the Company or Medex , threatened, against the Company or any of its Subsidiaries or to which any of their respective properties is subject, that are not disclosed in the Offering Memorandum and which, are reasonably likely to have a Material Adverse Effect or to materially and adversely affect the issuance of the Notes or the consummation of the other transactions contemplated by the Operative Documents. Neither the Company nor any of its Subsidiaries is involved in any strike, job action or labor dispute with any group of employees, and, to the knowledge of the Company or Medex, no such action or dispute is threatened.

                 (p) No material relationship, direct or indirect, exists between or among the Company or any of its Subsidiaries on the one hand, and the directors, officers, shareholders, customers or suppliers of the Company or any of its Subsidiaries on the other hand, that would be required to be described in the Offering Memorandum pursuant to Regulation S-K of the Act if Regulation S-K were applicable to the Offering Memorandum, which is not so described in the Offering Memorandum or the Company's Exchange Act reports.

                 (q) The execution, delivery and performance of this Agreement and the other Operative Documents and the issuance of the Initial Notes and the New Notes and the consummation of the transactions contemplated hereby and thereby will not conflict with, or result in a breach or violation of any of the terms or provisions of, or (including with the giving of notice or the lapse of time or both) constitute a default under (i) any indenture, mortgage, deed of trust, loan agreement or other agreement or instrument to which the Company or any of its

Subsidiaries is a party or by which the Company or any of its Subsidiaries is bound or to which any of the properties or assets of the Company or any of its Subsidiaries is subject, (ii) the provisions of the charter, by-laws or other organizational documents of the Company or any of its Subsidiaries or (iii) any statute or any order, rule or regulation of any court or governmental agency or body having jurisdiction over the Company or any of its Subsidiaries or any of their properties or assets, except in the cases of clause (i) or (iii), such breaches, violations or defaults that in the aggregate would not reasonably be expected to have a Material Adverse Effect; and no consent, approval, authorization or order of, or filing or registration with, any court or governmental agency or body is required for the execution, delivery and performance of this Agreement and the other Operative Documents and the issuance of the Initial Notes and the New Notes and the consummation of the transactions contemplated hereby and thereby except (A) as may be required by the securities or "blue sky" laws of any state of the United States in connection with the sale of the Initial Notes and the New Notes, and (B) as contemplated by the Registration Rights Agreement and (C) as required under the TIA for the issuance of the New Notes, and (D) in connection with trading of the Notes on PORTAL.

                 (r) The accountants, Ernst & Young LLP, who have certified certain of the financial statements included as part of the Offering Memorandum, are independent public accountants under Rule 101 of the Code of Professional Conduct of the American Institute of Certified Public Accountants (the "AICPA"), and its interpretation and rulings.

                 (s) The consolidated historical financial statements, together with the related notes thereto, set forth in the Offering Memorandum comply as to form in all material respects with the requirements of Regulation S-X under the Securities Act applicable to registration statements on Form S-3 under the Securities Act. Such historical financial statements fairly present the financial position of the Company and its Subsidiaries at the respective dates indicated and the results of operations and cash flows for the respective periods indicated, in each case in accordance with generally accepted accounting principles ("GAAP") consistently applied throughout such periods. The other financial and statistical information and data included in the Offering Memorandum are, in all material respects, accurately presented and prepared on a basis consistent with such financial statements and the books and records of the Company and its Subsidiaries.

                 (t) Except as disclosed in the Offering Memorandum, since the date of the latest audited consolidated financial statements of the Company and its Subsidiaries included in the Offering Memorandum, neither the Company nor any of its Subsidiaries has incurred any liability or obligation, direct or contingent, or entered into any transaction, in each case not in the ordinary course of business, that is material to the Company and its Subsidiaries, taken as a whole, and there has been no material adverse change, nor to the Company's knowledge, after due inquiry, any development involving a prospective material adverse change, in the condition (financial or other), business, properties or results of operations of the Company and, except as disclosed in or contemplated by the Offering Memorandum, since November 1, 1997, there has been no (i) dividend or distribution of any kind declared, paid or made by the Company on any class of its capital stock (other than the payment of regular quarterly cash dividends), (ii) issuance of securities (other than pursuant to the Company's employee benefit plans and the issuance of the Initial Notes offered hereby) or (iii) material increase in short-term or long-term debt of the Company.

                 (u) The Company and its Subsidiaries, on a consolidated basis, maintain a system of internal accounting controls sufficient to provide reasonable assurances that (i) transactions are executed in accordance with management's general or specific authorization; (ii) transactions are recorded as necessary to permit preparation of consolidated financial statements in conformity with GAAP and to maintain accountability for assets; (iii) access to assets is permitted only in accordance with management's general or specific authorization; and (iv) the recorded accountability for assets is compared with existing assets at reasonable intervals and appropriate action is taken with respect to any differences.

                 (v) The Company and each of its Subsidiaries has good and marketable title to all property (real and personal) described in the Offering Memorandum as being owned by it, free and clear of all liens, claims, security interests or other encumbrances except for Permitted Liens (as such term is defined in the Credit Agreement) or to the extent failure to have such title or existence of such liens would not reasonably be expected, individually or in the aggregate, to have a Material Adverse Effect. All the material property described in the Offering Memorandum as being held under lease by the Company and each of its Subsidiaries is held under valid, subsisting and enforceable leases, with only such exceptions as would not in the aggregate, have a Material Adverse Effect. In addition, except as described in the Offering Memorandum, the consummation of the transactions contemplated by this Agreement will not give rise to any third party rights of first refusal under any Material Agreement (as herein defined) as to which the Company and any of its Subsidiaries or any of their property or assets may be subject.

                 (w) The Company and each of its Subsidiaries own or possess all patents, trademarks, trademark registration, service marks, service mark registrations, trade names, copyrights, licenses, inventions, trade secrets and rights described in the Offering Memorandum as being owned by any of them or necessary for the conduct of their respective businesses, and the Company is not aware of any claim to the contrary or any challenge by any other person to the rights of the Company or any of the Subsidiaries with respect to such rights that is reasonably likely, in the aggregate, to have a Material Adverse Effect.

                 (x) The Company, and its Subsidiaries have such permits, licenses, franchises, certificates, consents, orders and other approvals or authorizations of any governmental or regulatory authority ("Permits"), including, without limitation, any permits or approvals required by the United States Food and Drug Administration ("FDA") and corresponding state agencies and any other entity or agency regulating the sale or distribution of medical device products in countries other than the United States (a "Foreign Agency"), as are necessary under applicable law to own their respective properties and to conduct their respective businesses in the manner described in the Offering Memorandum, except to the extent that the failure to have such Permits would not have a Material Adverse Effect. The Company and its Subsidiaries have fulfilled and performed in all material respects, all their respective material obligations with respect to the Permits, and no event has occurred which allows, or after notice or lapse of time would allow, revocation or termination thereof or results in any other material impairment of the rights of the holder of any such Permit, subject in each case to such qualification as may be set forth in the Offering Memorandum and except to the extent that any such revocation or termination would not have a Material Adverse Effect. Except as described in the Offering Memorandum, the Company and its Subsidiaries are not required to register with the FDA or file for FDA approval of its products.

                 (y) Neither the Company nor any of its Subsidiaries nor any director, officer, nor, to the knowledge of the Company, any agent, employee or other person associated with or acting on behalf of the Company or any of its Subsidiaries, has used any corporate funds for any unlawful contribution, gift, entertainment or other unlawful expense relating to political activity; made any direct or indirect unlawful payment to any foreign or domestic government official or employee from corporate funds; violated or is in violation of any provision of the Foreign Corrupt Practices Act of 1977; or made any bribe, rebate, payoff, influence payment, kickback or other unlawful payment.

                 (z) The Company is not currently and will not be, upon sale of the Initial Notes in accordance herewith and the application of the net proceeds therefrom as described in the Offering Memorandum under the caption "Use of Proceeds," an "investment company" within the meaning of the Investment Company Act of 1940, as amended.

                 (aa) Neither the Company nor any affiliate (as defined in Rule 501(b) of Regulation D ("Regulation D") under the Securities Act) of the Company has directly, or through any agent (provided that no representation is made as to the Initial Purchasers or any person acting on their behalf), (i) sold, offered for sale, solicited offers to buy or otherwise negotiated in respect of, any security (as defined in the Securities Act) which is or could be integrated with the offering and sale of the Notes in a manner that would require the registration of the Initial Notes under the Securities Act or (ii) engaged in any form of general solicitation or general advertising (within the meaning of Regulation D, including, but not limited to, advertisements, articles, notices or other communications published in any newspaper, magazine, or similar medium or broadcast over television or radio, or any seminar or meeting whose attendees have been invited by any general solicitation or general advertising) in connection with the offering of the Initial Notes. No securities of the same class as the Initial Notes have been issued and sold by the Company within the six-month period immediately prior to the date hereof.

                 (bb) Except as permitted by the Securities Act, the Company has not distributed and, prior to the Closing Date will not distribute, any offering material in connection with the offering and sale of the Initial Notes other than the Preliminary Offering Memorandum and Offering Memorandum.

                 (cc) When the Initial Notes are issued and delivered pursuant to this Agreement, such Initial Notes will not be of the same class (within the meaning of Rule 144A under the Securities Act) as securities of the Company that are listed on a national securities exchange registered under
Section 6 of the Securities Exchange Act of 1934, as amended (the "Exchange Act") or that are quoted in a United States automated inter-dealer quotation system.

                 (dd) Assuming (i) that the Initial Notes are issued, sold and delivered under the circumstances contemplated by the Offering Memorandum and this Agreement, (ii) that your representations and warranties in Section 2 are true, (iii) compliance by you with your covenants set forth in Section 2 and (iv) that each of the Eligible Purchasers is either (A) an entity that you reasonably believe to be a QIB or (B) a person who is not a "U.S. person" and who acquires the Initial Notes outside the United States in an "offshore transaction" (within the meaning of Regulation S), the purchase of the Initial Notes by you pursuant hereto and the initial resale of the Initial Notes pursuant to the Exempt Resales is exempt from the registration requirements of the Securities Act.

                 (ee) The Company and each of its Subsidiaries are in compliance in all material respects with all presently applicable provisions of the Employee Retirement Income Security Act of 1974, as amended, including the regulations and published interpretations thereunder ("ERISA"); except as would not reasonably be expected, individually or in the aggregate, to have a Material Adverse Effect, no "reportable event" (as defined in ERISA) has occurred with respect to any "pension plan" (as defined in ERISA) for which the Company would have any liability; the Company has not incurred and does not expect to incur liability under (i) Title IV of ERISA with respect to termination of, or withdrawal from, any "pension plan" or (ii) Sections 412 or 4971 of the Internal Revenue Code of 1986, as amended, including the regulations and published interpretations thereunder (the "Code"); each "pension plan" for which the Company would have any liability that is intended to be qualified under Section 401(a) of the Code is so qualified in all material respects and nothing has occurred, whether by action or by failure to act, which would cause the loss of such qualification, except as would not reasonably be expected, individually or in the aggregate, to have a Material Adverse Effect; and the statements set forth in the Offering Memorandum under the caption "Notice to Investors" do not include any untrue statements of material facts and do not omit any material facts necessary in order to make such statements, in light of the circumstances under which they were made, not misleading.

                 (ff) Set forth on Exhibit B hereto is a list of each employee pension plan with respect to which the Company or any corporation considered an affiliate of the Company within the meaning of Section 407(d)(7) of ERISA (an "Affiliate") is a party in interest or a disqualified person. The execution and delivery of this Agreement, the other Operative Documents and the sale of the Initial Notes to be purchased by the Eligible Purchasers will not involve any prohibited transaction within the meaning of Section 406 of ERISA or Section 4975 of the Code. The representation made by the Company in the preceding sentence is made in reliance upon and subject to the accuracy of, and compliance with, the representations and covenants made or deemed made by the Eligible Purchasers as set forth in the Offering Memorandum under the section entitled "Notice to Investors."

                 (gg) Except as described in the Offering Memorandum, there are no contracts, agreements or understandings between the Company or any of its Subsidiaries and any person granting such person the right to require the Company or any of its Subsidiaries to file a registration statement under the Securities Act with respect to any securities of the Company and its Subsidiaries owned or to be owned by such person or to require the Company or any of its Subsidiaries to include such securities in the securities registered pursuant to the

Registration Statements or in any securities being registered pursuant to any other registration statement filed by the Company or any of its Subsidiaries under the Securities Act.

                 (hh) The Company and each of its Subsidiaries carry, or are covered by, insurance in such amounts and covering such risks as is adequate for the conduct of its businesses and the value of its properties and as is customary for companies engaged in similar businesses in similar industries.

                 (ii) The Company and each of its Subsidiaries have filed (or obtained extensions in filing) all Federal, state and local income and franchise tax returns required to be filed through the date hereof and have paid all taxes due thereon, other than those being contested in good faith and for which reserves have been provided in accordance with GAAP or those currently payable without penalty or interest. No tax deficiency has been determined adversely to the Company or any of its Subsidiaries nor does the Company or any of its Subsidiaries have any knowledge of any tax deficiency which, if determined adversely to the Company, would have a Material Adverse Effect.

                 (jj) Except as set forth in, or specifically contemplated by, the Offering Memorandum, there has been no storage, disposal, generation, transportation, handling or treatment of toxic wastes, medical wastes, hazardous wastes or hazardous substances by the Company or any of its Subsidiaries (or, to the knowledge of the Company, any of their predecessors in interest) at, upon or from any of the property now or previously owned or leased by the Company or any of its Subsidiaries in violation of any applicable law, ordinance, rule, regulation or order, or which would require remedial action under any applicable law, ordinance, rule, regulation or order, except for any violation or remedial action which would not have, or would not be reasonably likely to have, singularly or in the aggregate, a Material Adverse Effect; except as set forth in, or specifically contemplated by, the Offering Memorandum there has been no material spill, discharge, leak, emission, injection, escape, dumping or release of any kind onto such property or into the environment surrounding such property of any toxic wastes, medical wastes, solid wastes, hazardous wastes or hazardous substances due to or caused by the Company or any of its Subsidiaries or with respect to which the Company or any of its Subsidiaries has knowledge, except for any such spill, discharge, leak, emission, injection, escape, dumping or release which would not have or would not be reasonably likely to have, singularly or in the aggregate, a Material Adverse Effect; and the terms "hazardous wastes," "toxic wastes," "hazardous substances" and "medical wastes" shall have the meanings specified in any applicable local, state, federal and foreign laws or regulations with respect to environmental protection.

                 (kk) None of the Company or any of its affiliates or any person acting on its or their behalf has engaged or will engage during the applicable restricted period in any directed selling efforts within the meaning of Rule 902(b) of Regulation S with respect to the Notes, and the Company and its affiliates and all persons acting on its or their behalf have complied with and will comply with the offering restrictions requirements of Regulation S in connection with the offering of the Notes outside of the United States; provided, that, no representation or covenant is made as to the Initial Purchasers or any person acting on their behalf.

                 (ll) The sale of the Initial Notes pursuant to Regulation S are "offshore transactions" and are not part of a plan or scheme to evade the registration provisions of the Securities Act.

                 (mm) Set forth on Exhibit C hereto is a list of all the Subsidiaries of the Company. Except for Medex, none of the Subsidiaries, individually or in the aggregate, is or are material to the condition (financial or other), business, properties or results of operations of the Company.

                 2. Representations, Warranties and Agreements of the Initial Purchasers. Each Initial Purchaser represents and warrants with respect to itself that:

                 (a) Such Initial Purchaser is a QIB with such knowledge and experience in financial and business matters as are necessary in order to evaluate the merits and risks of an investment in the Initial Notes.

                 (b) Such Initial Purchaser (i) is not acquiring the Initial Notes with a view to any distribution thereof or with any present intention of offering or selling any of the Initial Notes in a transaction that would violate the Securities Act or the securities laws of any State of the United States or any other applicable jurisdiction; (ii) in connection with the Exempt Resales, will solicit offers to buy the Notes only from, and will offer to sell the Notes only to, the Eligible Purchasers in accordance with this Agreement and on the terms contemplated by the Offering Memorandum; and (iii) will not offer or sell the Notes pursuant to, nor has it offered or sold the Notes by, or otherwise engaged in, any form of general solicitation or general advertising (within the meaning of Regulation D; including, but not limited to, advertisements, articles, notices or other communications published in any newspaper, magazine, or similar medium or broadcast over television or radio, or any seminar or meeting whose attendees have been invited by any general solicitation or general advertising) in connection with the offering of the Initial Notes.

                 (c) It understands that the Notes have not been and will not be registered under the Securities Act and may not be offered or sold within the United States or to, or for the account or benefit of, U.S. persons except in accordance with Regulation S or pursuant to an exemption from the registration requirements of the Securities Act. The Initial Purchasers represent that they have not offered, sold or delivered the Notes, and will not offer, sell or deliver the Notes (i) as part of its distribution at any time or
(ii) otherwise until 40 days after the later of the commencement of the offering and the Closing Date or such longer period as may then be applicable under Regulation S (such period, the "Restricted Period"), within the United States or to, or for the account or benefit of U.S. persons, except in accordance with Rule 144A under the Securities Act or another applicable exemption. Accordingly, each Initial Purchaser represents and agrees that neither it, its affiliates nor any persons acting on its or their behalf has engaged or will engage in any directed selling efforts within the meaning of Rule 902(b) of Regulation S with respect to the Notes, and it, its affiliates and all persons acting on its behalf have complied and will comply with the offering restriction requirements of Regulation S.

                 (d) Such Initial Purchaser agrees that, at or prior to confirmation of all sales of Notes pursuant to Regulation S, it will have sent to each distributor, dealer or person receiving a selling concession, fee or other remuneration that purchases Notes from it during the Restricted Period a confirmation or notice substantially to the following effect:

                 "The Notes covered hereby have not been registered under the U.S. Securities Act of 1933 (the "Securities Act") and may not be offered and sold within the United States or to, or for the account or benefit of, U.S. persons (i) as part of their distribution at any time or (ii) otherwise until 40 days after the later of the commencement of the offering or the closing date, except in either case in accordance with Regulation S (or Rule 144A if available) under the Securities Act. Terms used above have the meanings assigned to them in Regulation S."

                 Such Initial Purchaser further agrees that it has not entered and will not enter into any contractual arrangement with respect to the distribution or delivery of the Notes, except with its affiliates or with the prior written consent of the Company.

                 (e) Such Initial Purchaser agrees not to cause any advertisement of the Notes to be published in any newspaper or periodical or posted in any public place and not to issue any circular relating to the Notes, except such advertisements as may be permitted by Regulation S.

                 (f) The sale of the Initial Notes pursuant to Regulation S are "offshore transactions" and are not part of a plan or scheme to evade the registration provisions of the Securities Act.

                 (g) Such Initial Purchaser understands that the Company and, for purposes of the opinions to be delivered to you pursuant to Section 7 hereof, counsel to the Company and counsel to the Initial Purchasers, will rely upon the accuracy and truth of the foregoing representations and you hereby consent to such reliance.

                 The terms used in this Section 2 that have meanings assigned to them in Regulation S are used herein as so defined.

                 3. Purchase of the Notes by the Initial Purchasers. On the basis of the representations and warranties contained in, and subject to the terms and conditions of, this Agreement, the Company agrees to sell $125.0 million in aggregate principal amount of Initial Notes to the several Initial Purchasers and each of the Initial Purchasers, severally and not jointly, agrees to purchase the aggregate principal amount of Initial Notes set opposite that Initial Purchaser's name on Schedule 1 hereto. Each Initial Purchaser will purchase such aggregate principal amount of Initial Notes at an aggregate purchase price equal to 97.375% of the principal amount thereof (the "Purchase Price").

                 The Company shall not be obligated to deliver any of the Initial Notes to be delivered, except upon payment for all the Initial Notes to be purchased on such Closing Date as provided herein.

                 4.       Delivery of and Payment.

                 (a) Delivery to the Initial Purchasers of and payment for the Initial Notes shall be made at 10:00 a.m., New York City time, on the Closing Date at the offices of Latham & Watkins, 650 Town Center Drive, 20th Floor, Costa Mesa, California 92626, or such other place or time as you and the Company shall designate.

                 (b) One or more Initial Notes in definitive form, registered in the name of Cede & Co., as nominee of The Depository Trust Company ("DTC"), or such other names as the Initial Purchasers may request upon at least one business days' notice to the Company, having an aggregate principal amount at maturity corresponding to the aggregate principal amount of Initial Notes sold pursuant to Exempt Resales (collectively, the "Global Notes"), shall be delivered by the Company to the Initial Purchasers, against payment by the Initial Purchasers of the purchase price thereof by wire transfer of immediately available funds as the Company may direct by written notice delivered to you two business days prior to the Closing Date. The Global Notes in definitive form shall be made available to you for inspection not later than 10:00 a.m. on the day immediately preceding the Closing Date.

                 (c) Time shall be of the essence, and delivery at the time and place specified pursuant to this Agreement is a further condition of the obligation of each Initial Purchaser hereunder.

                 5. Further Agreements of the Company. The Company agrees:

                 (a) To advise you promptly and, if requested by you, to confirm such advice in writing, of (i) the issuance by any state securities commission of any stop order suspending the qualification or exemption from qualification of any Initial Notes for offering or sale in any jurisdiction, or the initiation of any proceeding for such purpose by the Commission or any state securities commission or other regulatory authority, and (ii) the happening of any event that makes any statement of a material fact made in the Offering Memorandum untrue or that requires the making of any additions to or changes in the Offering Memorandum in order to make the statements therein, in light of the circumstances under which they were made, not misleading. The Company shall use its best efforts to prevent the issuance of any stop order or order suspending the qualification or exemption of the Initial Notes under any state securities or Blue Sky laws and, if at any time any state securities commission shall issue any stop order suspending the qualification or exemption of the Initial Notes under any state securities or Blue Sky laws, the Company shall use every reasonable effort to obtain the withdrawal or lifting of such order at the earliest possible time.

                 (b) To furnish to you, without charge, as many copies of the Preliminary Offering Memorandum and the Offering Memorandum, and any amendments or supplements thereto, as you may reasonably request. The Company consents to the use of the Preliminary Offering Memorandum and the Offering Memorandum, and any amendments and supplements thereto required pursuant to this Agreement, by you in connection with the Exempt Resales that are in compliance with this Agreement.

                 (c) Not to amend or supplement the Offering Memorandum prior to the Closing Date unless you shall previously have been advised of, and shall not have reasonably objected to, such amendment or supplement within a reasonable time, but in any event not longer than two Business Days after being furnished a copy of such amendment or supplement. If, in connection with any Exempt Resales or market-making transactions after the date of this Agreement and prior to the consummation of the Exchange Offer, any event shall occur that, in the judgment of the Company or in the judgment of counsel to you, makes any statement of a material fact in the Offering Memorandum untrue or that requires the making of any additions to or changes in the Offering Memorandum in order to make the statements in the Offering Memorandum, in light of the circumstances at the time that the Offering Memorandum is delivered to prospective Eligible Purchasers, not misleading, or if it is necessary to amend or supplement the Offering Memorandum to comply with any applicable laws, the Company shall promptly notify you of such event and prepare an appropriate amendment or supplement to the Offering Memorandum so that (i) the statements in the Offering Memorandum as amended or supplemented will, in light of the circumstances at the time that the Offering Memorandum is delivered to prospective Eligible Purchasers, not be misleading and (ii) the Offering Memorandum will comply with applicable law.

                 (d) To cooperate with you and your counsel in connection with the qualification of the Initial Notes for offer and sale by you and by dealers under the state securities or Blue Sky laws of such jurisdictions as you may request (provided, however, that the Company shall not be obligated to qualify as a foreign corporation in any jurisdiction in which it is not now so qualified or to take any action that would subject it to general consent to service of process in any jurisdiction in which it is not now so subject or subject itself to taxation in excess of a nominal amount in any such jurisdiction where it is not then so subject). Subject to the provisions in the first sentence of this Section 5(d), the Company shall continue such qualification in effect so long as required by law for distribution of the Initial Notes and shall file such consents to service of process or other documents as may be necessary in order to effect such qualification.

                 (e) Prior to the Closing Date, to furnish to you, any internal consolidated financial statements of the Company that have been prepared by the Company for any period subsequent to the period covered by the financial statements appearing in the Offering Memorandum.

                 (f) To use its reasonable best efforts to do and perform all things required to be done and performed under this Agreement by it prior to or after the Closing Date and to satisfy all conditions precedent on its part to the delivery of the Initial Notes.

                 (g) Not to sell, offer for sale or solicit offers to buy or otherwise negotiate in respect of any security (as defined in the Securities
Act) that would be integrated with the sale of the Initial Notes in a manner that would require the registration under the Securities Act of the sale to you or the Eligible Purchasers of Initial Notes.

                 (h) For a period of 120 days from the date of the Offering Memorandum, not to, directly or indirectly, sell, contract to sell, grant any option to purchase, issue any instrument convertible into or exchangeable for, or otherwise transfer or dispose of, any debt securities of the Company or any of its Subsidiaries in a public or private offering for cash having a maturity of more than one year from the date of issue of such securities, except (i) for the New Notes in connection with the Exchange Offer or (ii) with the prior consent of Lehman Brothers Inc., which consent shall not be unreasonably withheld.

                 (i) For the period that is two years after the Closing Date or for so long as necessary to comply with Rule 144A in connection with resales by registered holders or beneficial owners of Initial Notes, whichever is longer, to make available to such registered holder or beneficial owner of Initial Notes in connection with any sale thereof and any prospective purchaser of such Initial Notes from such registered holder or beneficial owner, the information required by Rule 144A(d)(4) under the Securities Act (or any successor provision thereto).

                 (j) To comply with its agreements in the Registration Rights Agreement, and all agreements set forth in the representation letters of the Company to DTC relating to the approval of the Notes by DTC for "book-entry" transfer.

                 (k) To use its reasonable best efforts to effect the inclusion of the Notes in the National Association of Securities Dealers, Inc. Automated Quotation System - PORTAL ("PORTAL").

                 (l) To apply the net proceeds from the sale of the Initial Notes being sold by the Company as set forth in the Offering Memorandum under the caption "Use of Proceeds."

                 (m) During the period that is two years after the Closing Date, to take such steps as shall be necessary to ensure that the Company does not become an "investment company" within the meaning of such term under the Investment Company Act of 1940 and the rules and regulations of the Commission thereunder.

                 6. Expenses. The Company agrees that, whether or not the transactions contemplated by this Agreement are consummated or this Agreement becomes effective or is terminated, to pay all costs, expenses, fees and taxes incident to and in connection with: (i) the preparation, printing, filing and distribution of the Preliminary Offering Memorandum and the Offering Memorandum (including, without limitation, financial statements) and all amendments and supplements thereto (but not, however, legal fees and expenses of your counsel incurred in connection therewith), (ii) the preparation, printing (including, without limitation, word processing and duplication costs) and delivery of this Agreement, the Indenture, any Blue Sky Memoranda and any other agreements, memoranda, correspondence and other documents printed and delivered in connection herewith and with the Exempt Resales (but not, however, legal fees and expenses of your counsel incurred in connection with any of the foregoing other than fees of such counsel plus reasonable disbursements incurred in connection with the preparation, printing and delivery of such Blue Sky Memoranda), (iii) the issuance and delivery by the Company of the Notes,
(iv) the qualification of the Notes for offer and sale under the securities or Blue Sky laws of the several states (including, without limitation, the reasonable fees and disbursements of your counsel relating to such registration or qualification), (v) furnishing such copies of the Preliminary Offering Memorandum and the Offering Memorandum, and all amendments and supplements thereto, as may be reasonably requested by the Initial Purchasers for use in connection with the initial Exempt Resales, (vi) the preparation of certificates for the Notes including, without limitation, printing and engraving, (vii) the fees, disbursements and expenses of the Company's counsel and accountants, (viii) all expenses and listing fees in connection with the application for quotation of the Initial Notes in PORTAL,
(ix) all fees and expenses (including fees and expenses of counsel) of the Company in connection with approval of the Notes by DTC for "book-entry" transfer and (x) the performance by the Company of its other obligations under this Agreement to the extent not provided for above.

                 7. Conditions of Initial Purchasers' Obligations. The respective obligations of the Initial Purchasers hereunder are subject to the accuracy, when made and again on the Closing Date (as if made again on and as of such date), of the representations and warranties of the Company contained herein, to the performance by the Company of its obligations hereunder, and to each of the following additional terms and conditions:

                 (a) The Offering Memorandum shall have been printed and copies made available to you not later than 9:00 a.m., New York City time, on the Business Day following the date of this Agreement, or at such later date and time as you may approve in writing.

                 (b) No Initial Purchaser shall have discovered and disclosed to the Company on or prior to such Closing Date that the Offering Memorandum or any amendment or supplement thereto contains an untrue statement of a fact which, in the opinion of Latham & Watkins, counsel for the Initial Purchasers, is material or omits to state a fact which, in the opinion of such counsel, is material and is necessary to make the statements, in the light of the circumstances under which they were made, not misleading.

                 (c) All corporate proceedings and other legal matters incident to the authorization, form and validity of this Agreement, the other Operative Documents, the Offering Memorandum and all other legal matters relating to this Agreement and the transactions contemplated hereby shall be reasonably satisfactory in all material respects to counsel for the Initial Purchasers, and the Company shall have furnished to such counsel all documents and information that they may reasonably request to enable them to pass upon such matters.

                 (d) O'Melveny & Myers LLP shall have furnished to the Initial Purchasers, its written opinion, as counsel to the Company, addressed to the Initial Purchasers and dated as of the Closing Date, in form and substance reasonably satisfactory to the Initial Purchasers and their counsel, to the effect that:

                          (i)     The Company is a corporation validly existing
and in good standing under the laws of the State of California and has corporate power and corporate authority to own, lease and operate its properties and to conduct its business as described in the Offering Memorandum.

                          (ii)    The Company has corporate power and corporate
authority to execute, deliver and perform its obligations under the Operative Documents and to authorize, issue and sell the Notes as contemplated by this Agreement.

                          (iii)   This Agreement has been duly and validly
authorized, executed and delivered by the Company.

                          (iv)    The Registration Rights Agreement has been
duly authorized, executed and delivered by the Company and, assuming due authorization, execution and delivery by the Initial Purchasers, will constitute the legally valid and binding obligation of the Company, enforceable against the Company in accordance with its terms (subject to applicable bankruptcy, insolvency, reorganization, moratorium, fraudulent transfer and other similar laws relating to or affecting creditors' rights generally from time to time in effect and to general principles of equity, including, without limitation, concepts of materiality, reasonableness, good faith and fair dealing, and the possible unavailability of specific performance or injunctive relief, regardless of whether in a proceeding in equity or at law) and except as rights to indemnity and contribution thereunder may be limited by federal or state securities laws or principles of public policy.

                          (v)     The Indenture has been duly authorized,
executed and delivered by the Company and, assuming due authorization, execution and delivery by the Trustee, will constitute the legally valid and binding agreement of the Company, enforceable against the Company in accordance with its terms (subject to applicable bankruptcy, insolvency, reorganization, moratorium, fraudulent transfer and other similar laws relating to or affecting creditors' rights generally from time to time in effect and to general principles of equity, including, without limitation, concepts of materiality, reasonableness, good faith and fair dealing, and the possible unavailability of specific performance or injunctive relief, regardless of whether in a proceeding in equity or at law); no qualification of the Indenture under the TIA is required in connection with the offer and sale of the Initial Notes contemplated hereby or in connection with the initial resale of such Initial Notes in the manner contemplated by this Agreement and the Offering Memorandum, it being understood that no opinion will be expressed as to any subsequent resale of any Initial Notes.

                          (vi)    The Initial Notes have been duly authorized
by all requisite corporate action of the Company and when duly executed by the Company in accordance with the terms of the Indenture and, assuming due authentication of the Initial Notes by the Trustee, upon delivery to the Initial Purchasers against payment therefor in accordance with the terms hereof, will have been validly issued and delivered, and will constitute legally valid and binding obligations of the Company entitled to the benefits of the Indenture, enforceable against the Company in accordance with their terms (subject to applicable bankruptcy, insolvency, reorganization, moratorium, fraudulent transfer and other similar laws relating to or affecting creditors' rights generally from time to time in effect and to general principles of equity, including, without limitation, concepts of materiality, reasonableness, good faith and fair dealing and the possible unavailability of specific performance or injunctive relief, regardless of whether in a proceeding in equity or at law).

                          (vii)   The New Notes have been duly authorized by
the Company and if and when duly issued and authenticated in accordance with the terms of the Indenture and delivered in accordance with the Exchange Offer provided for in the Registration Rights Agreement, will constitute legally valid and binding obligations of the Company entitled to the benefits of the Indenture, enforceable against the Company in accordance with their terms (subject to the qualification that the enforceability of the Company's obligations thereunder may be limited by bankruptcy, fraudulent conveyance, insolvency, reorganization, moratorium, fraudulent transfer and other similar laws relating to or affecting creditors' rights generally from time to time in effect and to general principles of equity, including, without limitation, concepts of materiality, reasonableness, good faith and fair dealing and the possible unavailability of specific performance or injunctive relief, regardless of whether in a proceeding in equity or at law).

                          (viii)  Assuming due authorization, execution and
delivery by the parties thereto, the Credit Agreement constitutes the valid and binding agreement of the Company, enforceable against the Company in accordance with its terms (subject to applicable bankruptcy, insolvency, reorganization, moratorium, fraudulent transfer and other similar laws affecting creditors' rights generally from time to time in effect and to general principles of equity, including, without limitation, concepts of materiality, reasonableness, good faith and fair dealing, regardless of whether in a proceeding in equity or at law).

                          (ix)    To the knowledge of such counsel, there are
no legal or governmental proceedings pending or threatened against the Company or any of its Subsidiaries, or to which any of their respective properties is subject, that are not disclosed in the Offering Memorandum and which are reasonably likely to have a Material Adverse Effect or to materially and adversely affect the issuance of the Notes or the consummation of the other transactions contemplated by the Operative Documents.

                          (x)     None of the issuance, offer or sale of the
Initial Notes, the execution, delivery or performance by the Company of this Agreement, the other Operative Documents, compliance by the Company with the provisions hereof or thereof nor consummation by the Company of the transactions contemplated hereby or thereby (i) requires any consent, approval, authorization or other order of, or registration or filing with, any court, regulatory body, administrative agency or other governmental body, agency or official (except such as may be required in connection with the registration under the Securities Act of the New Notes in accordance with the Registration Rights Agreement, qualification of the Indenture under the TIA and compliance with the securities or Blue Sky laws of various jurisdictions), or (ii) violates or will violate or constitutes or will constitute a breach of, or a default under, the certificate of incorporation or by-laws, or other organizational documents, of the Company or any of its Subsidiaries or (iii) violates or will violate or constitutes or will constitute a breach of, or a default under any agreement listed on a certificate of an officer of the Company as being any agreement material to the Company and its Subsidiaries, taken as a whole (the "Material Agreements"), or (iv) violates or will violate any law, rule or regulation of the United States or the State of New York or the General Corporation Law of the State of California that we have in the exercise of customary professional diligence, recognized as applicable to the Company or to transactions of the type contemplated by this Agreement, or, to such counsel's knowledge, any order or decree of any court or government agency or instrumentality to which the property or assets of the Company or any of its Subsidiaries are subject or (v) will result in the creation or imposition of any Lien upon any property or assets of the Company or any of its Subsidiaries pursuant to the terms of any agreement or instrument to which any of them is a party or by which any of them may be bound or under which any of their respective property or assets is subject, except in each case in clauses (i) through (v), such breaches, conflicts or defaults that, individually or in the aggregate would not have a Material Adverse Effect.

                          (xi)    The Company is not and, immediately upon sale
of the Initial Notes to be issued and sold thereby in accordance herewith and the application of the net proceeds to the Company of such sale as described in the Offering Memorandum under the caption "Use of Proceeds," will not be an "investment company" within the meaning of the Investment Company Act of 1940, as amended.

                          (xii)   When the Initial Notes are issued and
delivered pursuant to this Agreement, such Initial Notes will not be of the same class (within the meaning of Rule 144A under the Securities Act) as securities of the Company that are listed on a national securities exchange registered under Section 6 of the Exchange Act or that are quoted in a United States automated inter-dealer quotation system.

                          (xiii)  Assuming (i) the accuracy of, and compliance
by you with, your representations, warranties, and covenants in Section 2, (ii) that the initial resale of the Initial Notes by you is made only to Eligible Purchasers, (iii) the accuracy of the Company's representations and warranties with respect to whether (x) any form of general solicitation was used by the Company and (y) other offerings of securities are of the same class as other securities of the Company that are listed on a national securities exchange registered under Section 6 of the Exchange Act, or quoted in a U.S. automated inter-dealer quotation system, and (iv) that each QIB to whom you originally sell the Initial Notes receives a copy of the Offering Memorandum at or prior to the delivery of a confirmation of sale, no registration of the Initial Notes under the Securities Act and no qualification of the Indenture under the TIA is required in connection with the purchase of the Initial Notes by you, or the initial resale of the Initial Notes by you to Eligible Purchasers in the manner contemplated by the Agreement and the Offering Memorandum.

                          (xiv)   The descriptions of the Indenture, the
Initial Notes and the Registration Rights Agreement in the Offering Memorandum conform in all material respects to the terms thereof.

                          (xv)    The statements set forth under the heading
"Description of Notes" in the Offering Memorandum, insofar as such statements purport to summarize certain provisions of the Initial Notes, provide a fair summary of such provisions; and the statements set forth under the heading "Risk Factors -- Fraudulent Conveyance Statutes" in the Offering Memorandum insofar as they refer to statements of law or legal conclusions, are accurate in all material respects and present fairly the information shown.

                          (xvi)   The statements set forth under the heading
"Description of Certain Indebtedness" in the Offering Memorandum, insofar as such statements purport to summarize certain provisions of the Credit Agreement, provide a fair summary of such provisions.

                 In addition, such counsel shall also state that such counsel has participated in conferences with certain officers of the Company, representatives of the independent public accountants for the Company and your representatives and counsel concerning the preparation of the Offering Memorandum and, although such counsel has made certain inquiries and investigations in connection with the preparation of the Offering Memorandum, it has not independently verified the accuracy, completeness or fairness of the statements contained therein, and the limitations inherent in the examination made by it and the knowledge available to it are such that it is not passing upon and does not assume any responsibility for the accuracy or completeness of the statements contained in the Offering Memorandum. However, on the basis of the foregoing participation and review, and relying as to materiality to an extent upon opinions of officers and other representatives of the Company, such counsel does not believe that the Offering Memorandum, as of its date or as of the Closing Date, included or includes an untrue statement of a material fact or omitted or omits to state a material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading (it being understood that such counsel need express no belief or opinion with respect to the financial statements and other financial data included therein).

                 The opinion of such counsel may be limited to the laws of the state of New York, the General Corporation Law of the State of California, and the Federal laws of the United States. Such counsel may take such other exceptions as are customary or appropriate.

                 (e) Boyd & Boyd, special Ohio counsel to the Company, shall have furnished to the Initial Purchasers, its written opinion, as special counsel to the Company, addressed to the Initial Purchasers and dated as of the Closing Date, in form and substance reasonably satisfactory to the Initial Purchasers and their counsel, to the effect that:

                          (i)     Medex is a corporation validly existing and
in good standing under the laws of the State of Ohio and has corporate power and corporate authority to own, lease and operate its properties and to conduct its business as presently conducted. Medex is duly qualified as a foreign corporation to conduct business and is in good standing in the State of Georgia.

                          (ii)    All the outstanding shares of capital stock
of Medex have been duly authorized by all requisite corporate action on the part of Medex and are validly issued, fully paid and nonassessable, and are wholly owned by the Company, free and clear of any lien, adverse claim, security interest, equity or other encumbrance.

                 (f) Donald D. Bradley, general counsel to the Company, shall have furnished to the Initial Purchasers, its written opinion, as counsel to the Company, addressed to the Initial Purchasers and dated as of the Closing Date, in form and substance reasonably satisfactory to the Initial Purchasers and their counsel, to the effect that:

                          (i)     The Company is qualified as a foreign
corporation to do business in the States of Alabama, Connecticut, Florida, Illinois, Louisiana, Massachusetts, Michigan, Minnesota, New Jersey, New York, Ohio, Pennsylvania, Rhode Island, Texas, Vermont and Washington and is in good standing in each of those States.

                          (ii)    All the shares of capital stock of the
Company outstanding prior to the issuance of the Initial Notes have been duly authorized by all requisite corporate action on the part of the Company and are validly issued, fully paid and nonassessable.

                          (iii)   Except as described in the Offering
Memorandum, the consummation of the transactions contemplated by this agreement shall not cause any third party to have any rights of first refusal under any Material Agreement.

                          (iv)    The Credit Agreement has been duly and
validly authorized, executed and delivered by the Company.

                          (v)     To the knowledge of such counsel, except as
disclosed in the Offering Memorandum, there are no contracts, agreements or understandings between the Company or any of its Subsidiaries and any person granting such person the right to require the Company or any of its Subsidiaries to file a registration statement under the Securities Act with respect to any securities of the Company owned or to be owned by such person or to require the Company or any of its Subsidiaries to include such securities in the securities registered pursuant to the Registration Statements or in any securities being registered pursuant to any other registration statement filed by the Company or any of its Subsidiaries under the Securities Act.

                          (vi)    The statements set forth under the heading
"Business -- Legal Proceedings" in the Offering Memorandum insofar as they refer to statements of law or legal conclusions, are accurate in all material respects and present fairly the information shown.

                 (g) The Initial Purchasers shall have received from Hyman, Phelps & McNamara, P.C., special regulatory counsel to the Company, its written opinion, as special counsel to the Company, dated as of the Closing Date, in form and substance reasonably satisfactory to the Initial Purchasers and their counsel, to the effect that:

                          (i)     the statements of federal law and regulation
contained under the captions "Risk Factors -- Government Regulation," "Business -- Medical Device Business" and " -- FDA Compliance/Product Regulation" in the Offering Memorandum (collectively, the "Regulatory Portion") are, in all material respects, correct and accurate statements or summaries of applicable federal law and regulation, subject to the qualifications set forth therein;

                          (ii)    to such counsel's knowledge, the Company's
medical device business (as described in the Offering Memorandum) does not violate the FDC Act or any FDA rule or regulation, and, to such counsel's knowledge, there are no Federal Food, Drug and

Cosmetic Act (the "FCA") judicial or administrative proceedings pending or threatened against the Company.

In addition, such counsel shall also state that nothing has come to the attention of such counsel that would lead such counsel to believe that the information contained in the Regulatory Portion of the Offering Memorandum (or any amendments or supplements thereof) contained or contains an untrue statement of a material fact or omitted or omits to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading.

                 (h) The Initial Purchasers shall have received from Latham & Watkins, counsel for the Initial Purchasers, such opinion or opinions, dated as of the Closing Date, with respect to the issuance and sale of the Initial Notes, the Offering Memorandum and other related matters as the Initial Purchasers may reasonably require, and the Company shall have furnished to such counsel such documents as they reasonably request for the purpose of enabling them to pass upon such matters.

                 (i) The Company and the Trustee shall have entered into the Indenture and the Initial Purchasers shall have received counterparts, conformed as executed, thereof.

                 (j) The Company and the Initial Purchasers shall have entered into the Registration Rights Agreement and the Initial Purchasers shall have received counterparts, conformed as executed, thereof.

                 (k) With respect to the letter of Ernst & Young LLP delivered to the Initial Purchasers concurrently with the execution of this Agreement (the "initial letter"), the Company shall have furnished to the Initial Purchasers a letter (as used in this paragraph, the "bring-down letter") of such auditor, addressed to the Initial Purchasers and dated such Closing Date (i) confirming that they are independent auditors with respect to the Company under Rule 101 of the AICPA's Code of Professional Conduct and its interpretations and rulings, (ii) stating, as of the date of the bring-down letter (or, with respect to matters involving changes or developments since the respective dates as of which specified financial information is given in the Offering Memorandum, as of a date not more than two Business Days prior to the date of the bring-down letter), the conclusions and findings of such firm with respect to the financial information and other matters covered by the initial letter and (iii) confirming in all material respects the conclusions and findings set forth in the initial letter.

                 (l) The Company shall have furnished to the Initial Purchasers a certificate, dated as of the Closing Date, of its Chief Executive Officer or President and its Chief Financial Officer or Treasurer stating that:

                          (i)     The representations, warranties and
agreements of the Company (after giving effect to all materiality qualifiers therein) in Section 1 are true and correct as of such Closing Date and giving effect to the consummation of the transactions contemplated by this Agreement; the Company has complied in all material respects with all its agreements contained herein; and the condition set forth in Section 7(m) has been fulfilled; and

                          (ii)    They have examined the Preliminary Offering
Memorandum and the Offering Memorandum and, in their opinion, the Preliminary Offering Memorandum as of its date and the Offering Memorandum as of its date and the Closing Date did not include any untrue statement of a material fact and did not omit to state a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading, and (ii) since the date of the Offering Memorandum, no event has occurred which should have been set forth in a supplement or amendment to the Offering Memorandum.

                 (m)      (i)     The Company and its Subsidiaries, taken as a
whole, shall not have sustained since the date of the latest audited financial statements included in the Offering Memorandum any loss or interference with its business from fire, explosion, flood or other calamity, whether or not covered by insurance, or from any labor dispute or court or governmental action, order or decree, otherwise than as set forth or contemplated in the Offering Memorandum or (ii) since such date there shall not have been any change in the capital stock or long-term debt of the Company or any of its Subsidiaries or any change, or any development involving a prospective change, in or affecting condition (financial or other), business properties, or results of operations of the Company and its Subsidiaries, taken as a whole otherwise than as set forth or contemplated in the Offering Memorandum, the effect of which, in any such case described in clause (i) or (ii), is, in the judgment of the Initial Purchasers, so material and adverse as to make it impracticable or inadvisable to proceed with the payment for and delivery of the Notes being delivered on such Closing Date on the terms and in the manner contemplated in the Offering Memorandum.

                 (n) There shall exist at and as of the Closing Date no conditions that would constitute a default (or an event that with notice or the lapse of time, or both, would constitute a default) under the Credit Agreement. On the Closing Date, the Credit Agreement shall be in full force and effect, shall conform to the description thereof contained in the Offering Memorandum (after giving effect to the amendment described therein) and shall not have been materially modified.

                 (o) Latham & Watkins shall have been furnished with such other documents and opinions, in addition to those set forth above, as they may reasonably require for the purpose of enabling them to review or pass upon the matters referred to in this Agreement and in order to evidence the accuracy, completeness or satisfaction in all material respects of any of the representations, warranties or conditions herein contained.

                 (p) Subsequent to the execution and delivery of this Agreement (i) no downgrading shall have occurred in the rating accorded the Company's debt securities by any "nationally recognized statistical rating organization," as that term is defined by the Commission for purposes of Rule 436(g)(2) under the Securities Act and (ii) no such organization shall have publicly announced that it has under surveillance or review, with possible negative implications, its rating of any of the Company's debt securities.

                 (q) Subsequent to the execution and delivery of this Agreement there shall not have occurred any of the following: (i) trading in securities generally on the New York Stock

Exchange or the American Stock Exchange or in the over-the-counter market, or trading in any securities of the Company on any exchange or in the over-the-counter market, shall have been suspended or minimum prices shall have been established on any such exchange or such market by the Commission, by such exchange or by any other regulatory body or governmental authority having jurisdiction, (ii) a banking moratorium shall have been declared by Federal or state authorities, (iii) the United States shall have become engaged in hostilities, there shall have been an escalation in hostilities involving the United States or there shall have been a declaration of a national emergency or war by the United States or (iv) there shall have occurred such a material adverse change in general economic, political or financial conditions (or the effect of international conditions on the financial markets in the United States shall be such) as to make it, in the judgment of a majority in interest of the several Initial Purchasers, impracticable or inadvisable to proceed with the public offering or delivery of the Notes being delivered on such Closing Date on the terms and in the manner contemplated in the Offering Memorandum.

                 All opinions, letters, evidence and certificates mentioned above or elsewhere in this Agreement shall be deemed to be in compliance with the provisions hereof only if they are in form and substance reasonably satisfactory to counsel for the Initial Purchasers.

                 8.       Indemnification and Contribution.

                 (a) The Company agrees to indemnify and hold harmless each Initial Purchaser, its officers and employees and each person, if any, who controls any Initial Purchaser within the meaning of the Securities Act, from and against any loss, claim, damage or liability, joint or several, or any action in respect thereof (including, but not limited to, any loss, claim, damage, liability or action relating to purchases and sales of Notes), to which that Initial Purchaser, officer, employee or controlling person may become subject, under the Securities Act or otherwise, insofar as such loss, claim, damage, liability or action arises out of, or is based upon, (i) any untrue statement or alleged untrue statement of a material fact contained in any Preliminary Offering Memorandum or the Offering Memorandum (in each case as amended or supplemented), or (ii) the omission or alleged omission to state in any Preliminary Offering Memorandum or the Offering Memorandum (in each case as amended or supplemented) any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading or (iii) any act or failure to act or any alleged act or failure to act by any Initial Purchaser in connection with, or relating in any manner to, the Notes or the offering contemplated hereby, and which is included as part of or referred to in any loss, claim, damage, liability or action arising out of or based upon matters covered by clauses (i) or (ii) above (provided that the Company and its Subsidiaries shall not be liable under this clause (iii) to the extent that it is determined in a final judgment by a court of competent jurisdiction that such loss, claim, damage, liability or action resulted directly from any such acts or failures to act undertaken or omitted to be taken by such Initial Purchaser through its gross negligence or willful misconduct); and shall reimburse each Initial Purchaser and each such officer, employee or controlling person promptly upon demand for any legal or other expenses reasonably incurred by that Initial Purchaser, officer, employee or controlling person in connection with investigating or defending or preparing to defend against any such loss, claim, damage, liability or action as such expenses are incurred; provided, however, that the Company and its Subsidiaries shall not be liable in any such case to the extent that any such loss, claim, damage, liability or action arises out of, or is based upon, any untrue statement or alleged untrue statement or omission or alleged omission made in any Preliminary Offering Memorandum or the Offering Memorandum (in each case as amended or supplemented) in reliance upon and in conformity with written information concerning such Initial Purchaser furnished to the Company by or on behalf of any Initial Purchaser specifically for inclusion therein. The foregoing indemnity agreement is in addition to any liability which the Company and its Subsidiaries may otherwise have to any Initial Purchaser or to any officer, employee or controlling person of that Initial Purchaser.

                 (b) Each Initial Purchaser, severally and not jointly, shall indemnify and hold harmless the Company, its officers and employees, each of its directors, and each person, if any, who controls the Company within the meaning of the Securities Act, from and against any loss, claim, damage or liability, joint or several, or any action in respect thereof, to which the Company or any such director, officer, employee or controlling person may become subject, under the Securities Act or otherwise, insofar as such loss, claim, damage, liability or action arises out of, or is based upon, (i) any untrue statement or alleged untrue statement of a material fact contained in any Preliminary Offering Memorandum or the Offering Memorandum (in each case as amended or supplemented) or in any Blue Sky application or (ii) the omission or alleged omission to state in any Preliminary Offering Memorandum or the Offering Memorandum (in each case as amended or supplemented) or in any Blue Sky application any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading, but in each case only to the extent that the untrue statement or alleged untrue statement or omission or alleged omission was made in reliance upon and in conformity with written information concerning such Initial Purchaser furnished to the Company by or on behalf of that Initial Purchaser specifically for inclusion therein, and shall reimburse the Company and any such director, officer, employee or controlling person for any legal or other expenses reasonably incurred by the Company or any such director, officer or controlling person in connection with investigating or defending or preparing to defend against any such loss, claim, damage, liability or action as such expenses are incurred. The foregoing indemnity agreement is in addition to any liability which any Initial Purchaser may otherwise have to the Company or any such director, officer, employee or controlling person.

                 (c) Promptly after receipt by an indemnified party under this Section 8 of notice of any claim or the commencement of any action, the indemnified party shall, if a claim in respect thereof is to be made against the indemnifying party under this Section 8, notify the indemnifying party in writing of the claim or the commencement of that action; provided, however, that the failure to notify the indemnifying party shall not relieve it from any liability which it may have under this Section 8 except to the extent it has been materially prejudiced by such failure and, provided, however, that the failure to notify the indemnifying party shall not relieve it from any liability which it may have to an indemnified party otherwise than under this
Section 8. If any such claim or action shall be brought against an indemnified party, and it shall notify the indemnifying party thereof, the indemnifying party shall be entitled to participate therein and, to the extent that it wishes, jointly with any other similarly notified indemnifying party, to assume the defense thereof with counsel reasonably satisfactory to the indemnified party. After notice from the indemnifying party to the indemnified party of its election to assume the defense of such claim or action, the indemnifying party shall not be liable to the indemnified party under this Section 8 for any legal or other expenses subsequently incurred by the indemnified party in connection with the defense thereof other than reasonable costs of investigation; provided, however, that the Initial Purchasers shall have the right to employ counsel to represent jointly the Initial Purchasers and their respective officers, employees and controlling persons who may be subject to liability arising out of any claim in respect of which indemnity may be sought by the Initial Purchasers against the Company under this Section 8 if, in the reasonable judgment of the Initial Purchasers, it is advisable for the Initial Purchasers, officers, employees and controlling persons to be jointly represented by separate counsel, and in that event the reasonable fees and expenses of such separate counsel shall be paid by the Company. No indemnifying party shall (i) without the prior written consent of the indemnified parties (which consent shall not be unreasonably withheld), settle or compromise or consent to the entry of any judgment with respect to any pending or threatened claim, action, suit or proceeding in respect of which indemnification or contribution may be sought hereunder (whether or not the indemnified parties are actual or potential parties to such claim or action) unless such settlement, compromise or consent includes an unconditional release of each indemnified party from all liability arising out of such claim, action, suit or proceeding, or (ii) be liable for any settlement of any such action effected without its written consent (which consent shall not be unreasonably withheld), but if settled with the consent of the indemnifying party or if there be a final judgment of the plaintiff in any such action, the indemnifying party agrees to indemnify and hold harmless any indemnified party from and against any loss or liability by reason of such settlement or judgment.

                 (d) If the indemnification provided for in this Section 8 shall for any reason be unavailable to or insufficient to hold harmless an indemnified party under Section 8(a) or 8(b) in respect of any loss, claim, damage or liability, or any action in respect thereof, referred to therein, then each indemnifying party shall, in lieu of indemnifying such indemnified party, contribute to the amount paid or payable by such indemnified party as a result of such loss, claim, damage or liability, or action in respect thereof,
(i) in such proportion as shall be appropriate to reflect the relative benefits received by the Company on the one hand and the Initial Purchasers on the other from the offering of the Initial Notes or (ii) if the allocation provided by clause (i) above is not permitted by applicable law, in such proportion as is appropriate to reflect not only the relative benefits referred to in clause (i) above but also the relative fault of the Company on the one hand and the Initial Purchasers on the other with respect to the statements or omissions which resulted in such loss, claim, damage or liability, or action in respect thereof, as well as any other relevant equitable considerations. The relative benefits received by the Company on the one hand and the Initial Purchasers on the other with respect to such offering shall be deemed to be in the same proportion as the total net proceeds from the offering of the Initial Notes purchased under this Agreement (before deducting expenses) received by the Company, on the one hand, and the total discounts and commissions received by the Initial Purchasers with respect to the Initial Notes purchased under this Agreement, on the other hand, bear to the total gross proceeds from the offering of the Initial Notes under this Agreement, in each case as set forth in the table on the cover page of the Offering Memorandum. The relative fault shall be determined by reference to whether the untrue or alleged untrue statement of a material fact or omission or alleged omission to state a material fact relates to information supplied by the Company or the Initial Purchasers, the intent of the parties and their relative knowledge, access to information and opportunity to correct or prevent such statement or omission. The Company and the Initial Purchasers agree that it would not be just and equitable if contributions pursuant to this Section 8(d) were to be determined by pro rata allocation (even if the Initial Purchasers were treated as one entity for such purpose) or by any other method of allocation which does not take into account the equitable considerations referred to herein. The amount paid or payable by an indemnified party as a result of the loss, claim, damage or liability, or action in respect thereof, referred to above in this Section shall be deemed to include, for purposes of this Section 8(d), any legal or other expenses reasonably incurred by such indemnified party in connection with investigating or defending any such action or claim. Notwithstanding the provisions of this Section 8(d), no Initial Purchaser shall be required to contribute any amount in excess of the amount by which the total price at which the Initial Notes purchased by it was resold to Eligible Purchasers exceeds the amount of any damages which such Initial Purchaser has otherwise paid or become liable to pay by reason of any untrue or alleged untrue statement or omission or alleged omission. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. The Initial Purchasers' obligations to contribute as provided in this Section 8(d) are several in proportion to their respective underwriting obligations and not joint.

                 (e) The Initial Purchasers severally confirm and the Company acknowledges that the last paragraph on the cover page, the stabilization legend on page iii, the table of Initial Purchasers and the information contained in the fifth, sixth, seventh, ninth and tenth paragraphs of the section entitled "Plan of Distribution" constitute the only information concerning such Initial Purchasers furnished in writing to the Company by or on behalf of the Initial Purchasers specifically for inclusion in the Preliminary Offering Memorandum or the Offering Memorandum.

                 9. Termination. The obligations of the Initial Purchasers hereunder may be terminated by Lehman Brothers Inc. by notice given to the Company prior to delivery of and payment for the Initial Notes if, prior to that time, any of the events described in Sections 7(m), 7(p) or 7(q) shall have occurred or if the Initial Purchasers shall decline to purchase the Initial Notes for any reason permitted under this Agreement.

                 10. Reimbursement of Initial Purchasers' Expenses. If the Company shall fail to tender the Initial Notes for delivery to the Initial Purchasers by reason of any failure, refusal or inability on the part of the Company to perform any agreement on its part to be performed, or because any other condition of the Initial Purchasers' obligations hereunder required to be fulfilled by the Company is not fulfilled, the Company will reimburse the Initial Purchasers for all reasonable out-of-pocket expenses (including the fees and disbursements of their counsel) incurred by the Initial Purchasers in connection with this Agreement and the proposed purchase of the Initial Notes, and upon demand the Company shall pay the full amount thereof to Lehman Brothers Inc.

                 11. Notices, etc. All statements, requests, notices and agreements hereunder shall be in writing, and:

                 (a) if to the Initial Purchasers, shall be delivered or sent by mail, telex or facsimile transmission to Lehman Brothers Inc., Three World Financial Center, New York, New York 10285, Attention: Syndicate Department (Fax: 212-526-6588), with a copy to Latham & Watkins, 650 Town Center Drive, 20th Floor, Costa Mesa, California 92626, Attention: Patrick T. Seaver (Fax: 714-755-8290); and

                 (b) if to the Company, shall be delivered or sent by mail, telex or facsimile transmission to Furon Company, 29982 Ivy Glenn Drive, Laguna Niguel, California 92677, Attention: Chief Financial Officer (Fax:
714-363-6276), with a copy to O'Melveny & Myers LLP, 610 Newport Center Drive, Suite 1700, Newport Beach, California 92660, Attention: Gary J. Singer (Fax:
714-669-6994).

                 Any such statements, requests, notices or agreements shall take effect at the time of receipt thereof. The Company shall be entitled to act and rely upon any request, consent, notice or agreement given or made on behalf of the Initial Purchasers by Lehman Brothers Inc. Any notice of a change of address or facsimile transmission number must be given by the Company or by the Initial Purchasers, as the case may be, in writing, at least three days in advance of such change.

                 12. Persons Entitled to Benefit of Agreement. This Agreement shall inure to the benefit of and be binding upon the Initial Purchasers, the Company and their respective successors. This Agreement and the terms and provisions hereof are for the sole benefit of only those persons, except that (i) the representations, warranties, indemnities and agreements of the Company contained in this Agreement shall also be deemed to be for the benefit of the person or persons, if any, who control any Initial Purchaser within the meaning of Section 15 of the Securities Act and (ii) the representations, warranties, indemnities and agreements of the Initial Purchasers contained in this Agreement shall be deemed to be for the benefit of directors, officers and employees of the Company and any person controlling the Company within the meaning of Section 15 of the Securities Act. Nothing in this Agreement is intended or shall be construed to give any person, other than the persons referred to in this Section 12, any legal or equitable right, remedy or claim under or in respect of this Agreement or any provision contained herein.

                 13. Survival. The respective indemnities, representations, warranties and agreements of the Initial Purchasers and the Company contained in this Agreement or made by or on behalf on them, respectively, pursuant to this Agreement, shall survive the delivery of and payment for the Notes and shall remain in full force and effect, regardless of any investigation made by or on behalf of any of them or any person controlling any of them.

                 14. Definition of the Terms "Business Day" and "Subsidiary." For purposes of this Agreement, "Business Day" means any day on which the New York Stock Exchange, Inc. is open for trading, and "Subsidiary" means with respect to the Company, (i) any corporation, association or other business entity of which more than 50% of the total voting power of shares of capital stock entitled (without regard to the occurrence of any contingency) to vote in the election of directors, managers or trustees thereof is at the time owned or controlled, directly or indirectly, by the Company, (ii) any partnership (a) the sole general partner or the managing general partner of which is the Company or an entity described in clause (i) and related to the Company or (b) the only general partners of which are the Company or of one or more entities described in clause (i) and related to the Company (or any combination thereof) and (iii) any limited liability company, the sole managing member or the majority of the managing members of which are persons described in clause (i) or (ii).

                 15. Governing Law. This Agreement shall be governed by and construed in accordance with the laws of New York without regard to principles of conflicts of laws.

                 16. Counterparts. This Agreement may be executed in one or more counterparts and, if executed in more than one counterpart, the executed counterparts shall each be deemed to be an original but all such counterparts shall together constitute one and the same instrument.

                 17. Headings. The headings herein are inserted for convenience of reference only and are not intended to be part of, or to affect the meaning or interpretation of, this Agreement.



                 [signature pages follow]

                 If the foregoing correctly sets forth the agreement between the Initial Purchasers and the Company, please indicate your acceptance in the space provided for that purpose below.


                                Very truly yours,

                                FURON COMPANY

                                By:  /s/  J. Michael Hagan
                                     ---------------------------------
                                     J. Michael Hagan
                                     Chief Executive Officer


                                By:  /s/ Monty A. Houdeshell
                                     ---------------------------------
                                     Monty A. Houdeshell
                                     Vice President and
                                     Chief Financial Officer



Accepted:

LEHMAN BROTHERS INC.



By: /s/ Michael A. Goldberg
    ---------------------------------
    Name:  Michael A. Goldberg
    Title:  Vice President

BEAR, STEARNS & CO. INC.



By: /s/ James B. Nish
    ---------------------------------
    James B. Nish
    Senior Managing Director

BNY CAPITAL MARKETS, INC.



By: /s/ John Roy
    ---------------------------------
    John Roy
    Managing Director

                                   SCHEDULE 1

Initial Purchasers                                                Principal Amount of Notes
------------------                                                --------------------------
Lehman Brothers Inc.                                                  $       81,250,000
Bear, Stearns & Co. Inc.                                                      37,500,000
BNY Capital Markets, Inc.                                                      6,250,000
                                                                      ------------------
             Total                                                    $      125,000,000
                                                                      ==================

                                   EXHIBIT A
                         Registration Rights Agreement

                                   EXHIBIT B





                 Employee pension plans with respect to which the Company or any corporation considered an affiliate of the Company within the meaning of
Section 407(d)(7) of ERISA is a party-in-interest or disqualified person:

                 Furon Company Employees Profit Sharing Retirement Plan;

                 Furon Company Employees Stock Ownership Plan;

                 Pension Plan for Bargaining Unit Employees of CHR Industries, Inc.;

                 Medex, Inc. 401(k) Savings Plan.

EXHIBIT C

Furon Company Subsidiaries

                                                   STATE OR OTHER JURISDICTION OF
          NAME OF SUBSIDIARY                       INCORPORATION OR ORGANIZATION
          ------------------                       -----------------------------
Medex, Inc.                                                   Ohio
Ashfield Medical Systems Limited                              United Kingdom
Medex Medical France SARL                                     France
Medex Medical GmbH                                            Germany
AS Medical GmbH                                               Germany
Medex Medical S.r.l.                                          Italy
Medex Medical, Inc.                                           Ohio
Medex Medical Limited                                         United Kingdom
Medex Medical Instrumentation, Inc.                           Ohio

Bunnell Plastics, Inc.*                                       New Jersey
CHR Industries, Inc.*                                         Connecticut
Dixon Industries Corporation*                                 Rhode Island
Fluorocarbon Components, Inc.*                                New York
Fluorocarbon Foreign Sales Corporation                        Barbados
Furon B.V.                                                    Netherlands
Furon Europe, S.A.                                            Belgium
Furon Limited                                                 England
Furon Seals N.V./S.A.                                         Belgium
Furon S.A.                                                    Belgium
Premier Python Products, Ltd.                                 England
Premier Python Systems, Inc.                                  Georgia
Sepco Corporation*                                            California


*  A general business corporation with a wholly owned domestic subsidiary.